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                                  EXHIBIT 32.2

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Comm Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Scott A. Seasock, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, aS adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2003                  /s/ Scott A. Seasock
                                       -----------------------------------------
                                       Scott A. Seasock
                                       Executive Vice President and
                                       Chief Financial Officer
                                       (Principal Financial Officer)

A signed original of this written Statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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